Short-term Bank Borrowings	12 Months Ended
Mar. 31, 2020
Debt Disclosure [Abstract]
SHORT-TERM BANK BORROWINGS

NOTE 9 – SHORT-TERM BANK BORROWINGS

Short-term bank borrowings consisted of the following as of March 31, 2020 and 2019:

	As of March 31,	As of March 31,
	2020	2019
Industrial Bank Co., Ltd	$987,989	$1,039,578
Postal Saving Bank of China	1,044,445	-
Total	$2,032,434	$1,039,578

On May 4, 2018, the Company entered into a bank loan agreement with Industrial Bank Co., Ltd to borrow $1,039,578 (RMB 7 million Yuan) as working capital for one year with due date on April 21, 2019. The loan bears a fixed interest rate of 1-year Loan Prime Rate ("LPR") +2.19% on the date of drawing per annum. The loan facility agreement is personally guaranteed by Mr. Xuezhu Wang, Mr. Xianfu Wang, and Mrs. Yanying Lin. Based on guarantee contract the maximum guaranteed amount was RMB 7 million Yuan. The Company also pledged its building and land use rights as collaterals. Based on the pledge agreement, the maximum pledged amount was RMB 17.4 million Yuan. There were no loan guarantee fees paid to the personal guarantors. In April 2019, Fujian Happiness renewed the loan agreement with Industrial Bank Co. Ltd for $987,989 (RMB 7,000,000) bearing interest rate at LPR plus 1.69% per annum, payable monthly. The loan was expired in April 2020. The Company signed three term loans in 2020 to replace this bank loan.

On June 24, 2019, the Company entered into a loan facility framework agreement with Postal Saving Bank of China. The agreement allows the Company to access a total borrowing of approximately $3.4 million (RMB 24.4 million Yuan) for short-term loans. The loan facility agreement is valid until June 23, 2025 and subject to renewal. The loan facility agreement is personally guaranteed by Mr. Xuezhu Wang and Happiness Nanping. The Company also pledged its building and land use right as collaterals. Pursuant to the loan facility agreement with Postal Saving Bank of China, which is valid from June 24, 2019 to June 23, 2025, on June 28, 2019 and August 1, 2019, the Company entered into a loan agreement of RMB 4.0 million Yuan and RMB 3.4 million Yuan with Postal Saving Bank of China as working capital for one year, respectively. The loans bear a fixed interest rate of 5.66%; and the Company repaid both loans in full during the fiscal year. Additionally, on January 15, 2020 and February 6, 2020, the Company entered into a loan agreement of $846,848 (RMB 6.0 million) and $197,597 (RMB 1.4 million) short-term loans bearing fixed interest rate of 4.35%, which will be due on January 14, 2021 and February 5, 2021, respectively.

The carrying values of the Company's pledged assets to secure short-term borrowings by the Company are as follows:

	As of March 31,	As of March 31,
	2020	2019
Buildings, net	$5,079,080	$3,069,599
Land use rights, net	719,722	95,540
Total	$5,798,802	$3,165,139

For the years ended March 31, 2020 and 2019, interest expense on all short-term bank loans amounted to $98,086 and $83,549, respectively.